Exhibit 10.2

EXECUTION COPY

AMERICREDIT FINANCIAL SERVICES, INC.

NOTE PURCHASE AGREEMENT

Fairholme Funds, Inc.

4400 Biscayne Boulevard, 9th Floor

Miami, Florida 33137

November 24, 2008

Ladies and Gentlemen:

AmeriCredit Financial Services, Inc., a corporation organized and existing under the laws of Delaware (the “Sponsor”), AFS SenSub Corp., a Nevada corporation (the “Seller”), and AmeriCredit Corp. (“AmeriCredit”) (the Sponsor, the Seller and AmeriCredit, collectively, the “Companies” and each a “Company”), agree with you as follows:

Section 1. Issuance of Notes. On or after the date of this Note Purchase Agreement (this “Agreement”), the Companies will authorize, sponsor and/or arrange the issuance and sale of certain classes of asset-backed notes (the “Notes”) by AmeriCredit Automobile Receivables Trust 2008-2, a Delaware statutory trust (the “Trust”), pursuant to an indenture between the Trust and the trustee and trust collateral agent named therein (the “Trustee”). The Notes will be issued on the date (the “Closing Date”) specified in the Indenture and shall be comprised of AmeriCredit Automobile Receivables Trust 2008-2 Class B Asset-Backed Notes (the “Class B Notes”), AmeriCredit Automobile Receivables Trust 2008-2 Class C Asset-Backed Notes (the “Class C Notes” and, together with the Class B Notes, the “Offered Notes”) and certain additional classes of Notes as described in the Indenture (the Indenture, together with the PPM (as defined below) and any supplements or amendments related thereto, this Agreement, the Registration Rights Agreement (as defined below), the Offered Notes, the AmeriCredit Guaranty (as defined below) and the related transaction documents, collectively, the “Transaction Documents”). The assets of the Trust will include a pool of retail installment sale contracts secured by new or used automobiles, light duty trucks and vans (the “Receivables”) and certain monies due thereunder. The Trust will enter into a Sale and Servicing Agreement among the Trust, the Sponsor, as servicer, the Seller and the entity named therein as trust collateral agent and backup servicer (the “Sale and Servicing Agreement”) pursuant to which the Receivables will be serviced. The Offered Notes will be delivered by J.P. Morgan Securities Inc., as placement agent (the “Placement Agent”) under a placement agent agreement, dated as of November 24, 2008 (the “Placement Agent Agreement”) by and among the Sponsor, the Seller and the Placement Agent and the remaining Notes (the “Publicly Offered Notes”) will be offered and delivered by the underwriters named in an underwriting agreement (the “Underwriting Agreement” and, together with the Placement Agent Agreement, the “Placement Agreements”) by and among the Sponsor, the Seller and the representative .

Section 2. Purchase and Sale of Offered Notes. (a) In consideration of the issuance of common stock in AmeriCredit Corp. to be made to Fairholme Funds, Inc. (the “Purchaser”) pursuant to the Exchange Agreement (the “Exchange Agreement”), on the Closing

Date the Purchaser shall purchase $50,645,000 principal amount of the Class B Notes that are issued by the Trust (or, if less, 100% of the principal amount of the Class B Notes that are so issued) and $72,581,000 of the Class C Notes that are issued by the Trust (or, if less, 100% of the principal amount of the Class C Notes that are so issued) so long as such Offered Notes meet the following criteria on the Closing Date:

(i) all such Offered Notes shall be issued in book-entry form through the facilities of the Depository Trust Company;

(ii) all such Offered Notes shall bear a CUSIP number indicating issuance by the Trust;

(iii) the Offered Notes and the transaction pursuant to which the Offered Notes are issued will have the characteristics substantially as set forth in the Preliminary Private Placement Memorandum, dated November 20, 2008 (including the Preliminary Prospectus Supplement that is dated the same date, that is referenced therein and that was delivered to the Purchaser therewith) that was delivered to the Purchaser on November 20, 2008 (the “PPM”); provided, that if prior to November 24, 2008 (the “Pricing Date”) one or more classes of notes issued by AmeriCredit Automobile Receivables Trust 2008-1 have been downgraded or placed on a negative watch list or the equivalent by either Standard & Poor’s, a division of The McGraw Hill Companies, Inc. (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), then the Offered Notes and the transaction pursuant to which the Offered Notes are issued will instead have the characteristics set forth in a Preliminary Private Placement Memorandum that will be delivered to the Purchaser at least two (2) Business Days prior to the Closing Date that reflects any revisions to the Offered Notes or the Transaction that are required by either S&P or Moody’s to ensure that the Class B Notes are rated at least “AA” by S&P and “Aa2” by Moody’s on the Closing Date and the Class C Notes are rated at least “A” by S&P and “A3” by Moody’s on the Closing Date; and

(iv) the interest rate on the Offered Notes and the initial price to be paid by the Purchaser for the Offered Notes (the “Purchase Price”) shall have been set on the Pricing Date (and reflected in the Placement Agent Agreement) at levels that, giving effect to the final interest rates established for the other Notes, are reasonably agreed upon by the Purchaser and the Companies to provide the Purchaser with an annual yield of 18% (or, if consented to by the Companies in their sole discretion, a greater annual yield) on each Offered Note.

(b) The parties to this Agreement acknowledge and agree that the Seller may elect to structure a transaction for the purpose of issuing Offered Notes to be sold to the Purchaser hereunder and that such intent shall not affect the Purchaser’s obligation to purchase the related Offered Notes (but such obligation will be subject to all of the terms and conditions of this Agreement).

Section 3. Conditions of the Obligations of the Purchaser. The obligation of the Purchaser to purchase the Offered Notes pursuant to this Agreement is subject to (i) the accuracy on and as of the Closing Date of the representations and warranties on the part of the Companies set forth in Section 5 hereof, (ii) the accuracy of the statements of officers of the Companies made pursuant hereto, (iii) the performance by the Companies of all of their respective obligations hereunder, and (iv) the satisfaction of the following conditions as of the date of this Note Purchase Agreement (the “Execution Date”) and/or as of the Closing Date, as applicable:

(a) On the Closing Date, all conditions to the obligations of (i) the underwriters set forth in the Underwriting Agreement with respect to the Publicly Offered Notes and (ii) the Placement Agent set forth in the Placement Agent Agreement with respect to the Offered Notes shall have been complied with, and all such Notes shall have been duly and validly issued.

(b) On the Closing Date, the Purchaser shall have received copies of all opinions of counsel delivered by or on behalf of the Companies, the Trustee, the Hedge Counterparty, if applicable, the Owner Trustee and the Trust pursuant to the terms of the Placement Agreements with such opinions of counsel either addressed to the Purchaser or accompanied by a letter permitting the Purchaser to rely on such opinions as if the same were addressed to the Purchaser.

(c) On the Closing Date, the Purchaser shall have received copies of the ratings letters delivered by S&P and Moody’s indicating that the Class B Notes are rated at least “AA” by S&P and “Aa2” by Moody’s on the Closing Date and that the Class C Notes are rated at least “A” by S&P and “A3” by Moody’s on the Closing Date.

(d) On the Closing Date, the Purchaser shall have received a true and complete copy of all documents, letters and certificates delivered at the closing under the Placement Agreements.

(e) On or prior to the Execution Date, the Purchaser shall have received from Dewey & LeBoeuf LLP, counsel for the Companies, a favorable opinion, dated the Execution Date and satisfactory in form and substance to the Purchaser and counsel for the Purchaser, to the effect that:

(i) This Agreement has been duly authorized, executed and delivered by the Sponsor and constitutes the valid, legal and binding agreement of the Sponsor, enforceable against the Sponsor in accordance with its terms.

(ii) This Agreement has been duly authorized, executed and delivered by the Seller and constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms.

(iii) This Agreement and the Exchange Agreement have been duly authorized, executed and delivered by AmeriCredit Corp. and constitute the valid, legal and binding agreement of AmeriCredit Corp., enforceable against AmeriCredit Corp. in accordance with their terms.

(iv) No consent, approval, authorization or order of, registration or filing with, or notice to, courts, governmental agency or body or other tribunal is required under federal laws or the laws of the State of New York, for the execution, delivery and performance by the Sponsor, the Seller and AmeriCredit Corp. of this Agreement, or by AmeriCredit Corp. of the Exchange Agreement, except such as have been obtained.

(v) None of the execution, delivery or performance by each of the Sponsor, the Seller and AmeriCredit Corp. of this Agreement, or by AmeriCredit Corp. of the Exchange Agreement (a) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default under, any organizational document of the Companies or any law, rule or regulation of the State of New York or the federal government presently in effect, (b) to such counsel’s knowledge, results in, or will result in the creation or imposition of any lien, charge or encumbrance upon any Offered Notes, or (c) by operation of law, results in, or will result in the creation or imposition of any lien, charge or encumbrance upon any Offered Notes.

(f) On or prior to the Closing Date, the Purchaser shall have received from Dewey & LeBoeuf LLP, counsel for the Companies, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Purchaser and counsel for the Purchaser, to the effect that:

(i) The Registration Rights Agreement has been duly authorized, executed and delivered by the Sponsor and constitutes the valid, legal and binding agreement of the Sponsor, enforceable against the Sponsor in accordance with its terms.

(ii) The Registration Rights Agreement has been duly authorized, executed and delivered by the Seller and constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms.

(iii) The Registration Rights Agreement and the AmeriCredit Guaranty have been duly authorized, executed and delivered by AmeriCredit Corp. and constitute the valid, legal and binding agreement of AmeriCredit Corp., enforceable against AmeriCredit Corp. in accordance with their terms.

(iv) No consent, approval, authorization or order of, registration or filing with, or notice to, courts, governmental agency or body or other tribunal is required under federal laws or the laws of the State of New York, for the execution, delivery and performance by the Sponsor, the Seller and AmeriCredit Corp. of the Registration Rights Agreement, or by AmeriCredit Corp. of the AmeriCredit Guaranty, except such as have been obtained.

(v) None of the execution, delivery or performance by each of the Sponsor, the Seller and AmeriCredit Corp. of the Registration Rights Agreement, or by AmeriCredit Corp. of the AmeriCredit Guaranty (a) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default under, any organizational document of the Companies or any law, rule or regulation of the State of New York or the federal government presently in effect, (b) to such counsel’s knowledge, results in, or will result in the creation or imposition of any lien, charge or encumbrance upon any Offered Notes, or (c) by operation of law, results in, or will result in the creation or imposition of any lien, charge or encumbrance upon any Offered Notes.

(vi) The sale of the Offered Notes to the Purchaser is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

(vii) The Purchaser will have, upon payment of the purchase price for the Class B Notes and Class C Notes in the manner set forth in the Placement Agent Agreement, good and marketable title to the Class B Notes and Class C Notes free and clear of all liens, charges or encumbrances of any nature whatsoever (other than any such liens, charges or encumbrances created by the Purchaser).

(g) On the Closing Date, the Purchaser shall have received from the Sponsor a certificate dated as of the Closing Date executed by an authorized officer of the Sponsor to the effect that the signer of such certificate has carefully examined this Agreement and that: (i) the representations and warranties of the Sponsor in this Agreement are true and correct at and as of the Closing Date with the same effect as if made on the Closing Date and (ii) the Sponsor has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

(h) On the Closing Date, the Purchaser shall have received from the Seller a certificate dated as of the Closing Date executed by an authorized officer of the Seller to the effect that the signer of such certificate has carefully examined this Agreement and that: (i) the representations and warranties of the Seller in this Agreement are true and correct at and as of the Closing Date with the same effect as if made on the Closing Date and (ii) the Seller has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

(i) On the Closing Date, the Purchaser shall have received from AmeriCredit a certificate dated as of the Closing Date executed by an authorized officer of AmeriCredit to the effect that the signer of such certificate has carefully examined this Agreement and that: (i) the representations and warranties of AmeriCredit in this Agreement are true and correct at and as of the Closing Date with the same effect as if made on the Closing Date and (ii) AmeriCredit has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

(j) On or prior to the Execution Date, the Purchaser shall have received from J. Michael May, Esq., corporate counsel of the Companies, a favorable opinion, dated the Execution Date and satisfactory in form and substance to the Purchaser and counsel for the Purchaser to the effect that:

(i) AmeriCredit has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Texas. The Sponsor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Seller has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada. Each of AmeriCredit, the Sponsor and the Seller has full corporate power to own its property or assets and to conduct its business as presently conducted by it, and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property or assets requires such qualification or where the failure to be so qualified would have a material adverse effect on its general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects.

(ii) This Agreement has been duly authorized, executed and delivered by authorized officers or signers of AmeriCredit, the Sponsor and the Seller, as applicable.

(iii) The execution, delivery and performance of this Agreement by AmeriCredit will not conflict with or result in a material breach of (1) any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien upon any of the property or assets of AmeriCredit, (2) the terms of the certificate of incorporation or the by-laws of the AmeriCredit, (3) any statute, rule, regulation or order of any governmental agency or body of the State of Texas, or any Texas state court having jurisdiction over AmeriCredit or its property or assets, or (4) any material agreement or instrument known to such counsel to which AmeriCredit is a party or by which AmeriCredit or any of its property or assets is bound.

(iv) The execution, delivery and performance of this Agreement by the Sponsor will not conflict with or result in a material breach of (1) any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien upon any of the property or assets of the Sponsor, (2) the terms of the certificate of incorporation or the by-laws of the Sponsor, (3) any statute, rule, regulation or order of any governmental agency or body of the State of Delaware, or any Delaware state court having jurisdiction over the Sponsor or its property or assets, or (4) any material agreement or instrument known to such counsel to which the Sponsor is a party or by which the Sponsor or any of its property or assets is bound.

(v) The execution, delivery and performance of this Agreement by the Seller will not conflict with or result in a material breach of (1) any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien upon any of the property or assets of the Seller, (2) the terms of the articles of incorporation or the by-laws of the Seller, (3) any statute, rule, regulation or order of any governmental agency or body of the State of Nevada, or any Nevada state court having jurisdiction over the Seller or its property or assets or (4) any material agreement or instrument known to such counsel, to which the Seller is a party or by which the Seller or any of its property or assets is bound.

(vi) No authorization, approval, consent or order of, or filing with, any court or governmental agency or authority of the State of Texas is necessary in connection with the execution, delivery and performance by AmeriCredit of this Agreement.

(vii) No authorization, approval, consent or order of, or filing with, any court or governmental agency or authority of the State of Delaware is necessary in connection with the execution, delivery and performance by the Sponsor of this Agreement.

(viii) No authorization, approval, consent or order of, or filing with, any court or governmental agency or authority of the State of Nevada is necessary in connection with the execution, delivery and performance by the Seller of this Agreement.

(ix) There are no legal or governmental proceedings pending to which AmeriCredit, the Sponsor or the Seller is a party or of which any property or assets of AmeriCredit, the Sponsor or the Seller is the subject, and no such proceedings are to the best of such counsel’s knowledge threatened or contemplated by governmental authorities against AmeriCredit, the Sponsor or the Seller, that, (i) assert the invalidity against AmeriCredit, the Sponsor or the Seller of all or any part of this Agreement or (ii) could adversely affect AmeriCredit’s, the Sponsor’s or the Seller’s obligations under this Agreement.

(k) On or prior to the Closing Date, the Purchaser shall have received from J. Michael May, Esq., corporate counsel of the Companies, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Purchaser and counsel for the Purchaser to the effect that:

(i) AmeriCredit has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Texas. The Sponsor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Seller has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada. Each of AmeriCredit, the Sponsor and the Seller has full corporate power to own its property or assets and to conduct its business as presently conducted by it, and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property or assets requires such qualification or where the failure to be so qualified would have a material adverse effect on its general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects.

(ii) This Registration Rights Agreement, the Exchange Agreement, the Note Purchase Agreement and the AmeriCredit Guaranty have been duly authorized, executed and delivered by authorized officers or signers of AmeriCredit, the Sponsor and the Seller, as applicable.

(iii) The execution, delivery and performance of the Registration Rights Agreement, the Exchange Agreement, the Note Purchase Agreement and the AmeriCredit Guaranty by AmeriCredit will not conflict with or result in a material breach of (1) any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien upon any of the property or assets of AmeriCredit, (2) the terms of the certificate of incorporation or the by-laws of the AmeriCredit, (3) any statute, rule, regulation or order of any governmental agency or body of the State of Texas, or any Texas state court having jurisdiction over AmeriCredit or its property or assets, or (4) any material agreement or instrument known to such counsel to which AmeriCredit is a party or by which AmeriCredit or any of its property or assets is bound.

(iv) The execution, delivery and performance of the Registration Rights Agreement, the Note Purchase Agreement and the Exchange Agreement by the Sponsor will not conflict with or result in a material breach of (1) any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien upon any of the property or assets of the Sponsor, (2) the terms of the certificate of incorporation or the by-laws of the Sponsor, (3) any statute, rule, regulation or order of any governmental agency or body of the State of Delaware, or any Delaware state court having jurisdiction over the Sponsor or its property or assets, or (4) any material agreement or instrument known to such counsel to which the Sponsor is a party or by which the Sponsor or any of its property or assets is bound.

(v) The execution, delivery and performance of the Registration Rights Agreement and the Note Purchase Agreement by the Seller will not conflict with or result in a material breach of (1) any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien upon any of the property or assets of the Seller, (2) the terms of the articles of incorporation or the by-laws of the Seller, (3) any statute, rule, regulation or order of any governmental agency or body of the State of Nevada, or any Nevada state court having jurisdiction over the Seller or its property or assets or (4) any material agreement or instrument known to such counsel, to which the Seller is a party or by which the Seller or any of its property or assets is bound.

(vi) No authorization, approval, consent or order of, or filing with, any court or governmental agency or authority of the State of Texas is necessary in connection with the execution, delivery and performance by AmeriCredit of the Registration Rights Agreement, the Note Purchase Agreement or the AmeriCredit Guaranty.

(vii) No authorization, approval, consent or order of, or filing with, any court or governmental agency or authority of the State of Delaware is necessary in connection with the execution, delivery and performance by the Sponsor of the Registration Rights Agreement or the Note Purchase Agreement.

(viii) No authorization, approval, consent or order of, or filing with, any court or governmental agency or authority of the State of Nevada is necessary in connection with the execution, delivery and performance by the Seller of the Registration Rights Agreement or the Note Purchase Agreement.

(ix) There are no legal or governmental proceedings pending to which AmeriCredit, the Sponsor or the Seller is a party or of which any property or assets of AmeriCredit, the Sponsor or the Seller is the subject, and no such proceedings are to the best of such counsel’s knowledge threatened or contemplated by governmental authorities against AmeriCredit, the Sponsor or the Seller, that, (i) assert the invalidity against AmeriCredit, the Sponsor or the Seller of all or any part of the Registration Rights Agreement, the Exchange Agreement, the Note Purchase Agreement or the AmeriCredit Guaranty, as applicable, or (ii) could adversely affect AmeriCredit’s, the Sponsor’s or the Seller’s obligations under the Registration Rights Agreement, the Exchange Agreement, the Note Purchase Agreement or the AmeriCredit Guaranty, as applicable.

(l) All proceedings in connection with the transactions contemplated by this Agreement, and all documents incident hereto, shall be reasonably satisfactory in form and substance to the Purchaser and counsel for the Purchaser, and the Purchaser and counsel for the Purchaser shall have received such other information, opinions, certificates and documents as they may reasonably request in writing.

(m) The Purchaser and the Companies shall have entered into the Exchange Agreement on or prior to the Execution Date.

(n) On or prior to the Closing Date, (i) the Purchaser, AmeriCredit and the Seller shall have entered into a registration rights agreement (the “Registration Rights Agreement”) providing for the registration of the Offered Notes and the AmeriCredit Guaranty under the Securities Act of 1933, as amended (the “Securities Act”) and (ii) AmeriCredit shall have issued the limited guaranty relating to the Offered Notes (the “AmeriCredit Guaranty”).

If any condition specified in this Section 3 shall not have been fulfilled when and as required to be fulfilled, the Purchaser shall have no obligation to purchase the Offered Notes.

Section 4. Delivery and Payment.

(a) The Purchase Price for the Offered Notes shall be determined in accordance with Section 2(a)(iv), shall be set forth in the Placement Agent Agreement and shall be paid by the Purchaser to the Placement Agent at the time and place and in the manner set forth in the Placement Agent Agreement, which shall be by wire or other electronic transfer of immediately available funds to such account(s) of the Placement Agent as shall be agreed to by the Purchaser and the Placement Agent.

(b) Subject to the terms and conditions of this Agreement, the Offered Notes shall be purchased on the Closing Date. Payment of the purchase price for, and delivery of, any Offered Notes to be purchased by the Purchaser shall be made at the office of Dewey & LeBoeuf LLP, 1301 Avenue of the Americas, New York, New York, or at such other place as shall be agreed upon by the Purchaser and the Companies, at the closing time specified in the Placement Agent Agreement, or at such other time or date as shall be agreed upon in writing by the Purchaser and the Companies. The Companies shall cause each of the Offered Notes to be issued and authenticated by the Indenture Trustee in accordance with the terms and provisions of the Indenture in the form of one or more global certificates registered in the name of Cede & Co., as nominee for The Depository Trust Company. Upon payment for the Offered Notes, the Companies shall cause the Offered Notes to be delivered to the Purchaser’s custodian in book-entry form through DTC in accordance with instructions as such custodian shall provide to the Placement Agent.

(c) The Companies agree to have the Offered Notes available for inspection by the Purchaser in New York, New York, not later than 12:00 P.M. New York City time on the business day prior to the Closing Date.

Section 5. Representations and Warranties. Each of the Companies, jointly and severally, represents, warrants and agrees with the Purchaser, that as of the Execution Date and as of the Closing Date, as applicable and, with respect to such representations, warranties and agreements that are made on the Execution Date, only with respect to those Transaction Documents that have been executed by the parties thereto as of such date:

(a) Each of the Companies have been duly incorporated and is validly existing as a corporation in good standing under the laws of their jurisdiction of incorporation, is not an “investment company” as defined in the Investment Company Act of 1940, as amended, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which their ownership or lease of property or the conduct of their business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects of the Companies, as applicable, and has all power and authority necessary to own or hold their properties, to conduct the business in which it is engaged and to enter into and perform their obligations under the related Transaction Documents.

(b) There are no actions, proceedings or investigations pending before or threatened by any court, administrative agency or other tribunal to which any of the Companies is a party or of which any of the properties of the Companies are the subject (i) which if determined adversely to it is likely to have a material adverse effect individually, or in the aggregate, on the general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects of the Companies, (ii) asserting the invalidity of the Transaction Documents, in whole or in part, or any Offered Notes, (iii) seeking to prevent the consummation by the Companies of any of the transactions contemplated by the Transaction Documents, in whole or in part, or (iv) which if determined adversely is likely to materially and adversely affect the performance by the Companies of their obligations under, or the validity or enforceability of, the Transaction Documents, in whole or in part, or any Offered Notes.

(c) The Transaction Documents have been duly authorized, validly executed and delivered by the Companies and constitutes a valid and binding agreement of the Companies, as applicable, enforceable against the Companies, as applicable in accordance with its terms, except to the extent that the enforceability hereof may be subject (x) to insolvency, reorganization, moratorium, receivership, conservatorship, or other similar laws, regulations or procedures of general applicability now or hereafter in effect relating to or affecting creditors’ rights generally and (y) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(d) The issuance and sale of the Offered Notes in the manner described herein and in the PPM, and the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with or result in a breach of or violate any term or provision of or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which any of the Companies is a party, by which any of the Companies may be bound or to which any of the property or assets of any of the Companies or any of their subsidiaries may be subject, nor will such actions result in any violation of the provisions of the certificate or articles of incorporation or by-laws of any of the Companies or any law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Companies or any of their respective properties or assets.

(e) No consent, approval, authorization, order, registration or qualification of or with any federal or state court or governmental agency or body of the United States or any third party is required for the issuance and sale of the Offered Notes in the manner described herein and in the PPM, or the consummation by the Companies of any of the other transactions contemplated by the Transaction Documents, except such consents, approvals, authorizations, registrations or qualifications as may have been obtained or effected and, as of the Closing Date, no registration of the Offered Notes under the Securities Act is required for the issuance and sale of the Offered Notes in the manner described herein and in the PPM, or the consummation by the Companies of any of the other transactions contemplated by the Transaction Documents.

(f) The Companies possess all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and the Companies have not received notice of any proceedings relating to the revocation or modification of such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, is likely to materially and adversely affect the conduct of their business, operations, financial condition or income.

(g) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance the Transaction Documents or the sale of the Offered Notes that are required to be paid by the Sponsor or any of its affiliates at or prior to the Execution Date or the Closing Date have been or will be paid at or prior to the Execution Date or the Closing Date.

(h) Any certificate signed by an officer of the Companies and delivered to the Purchaser or the Purchaser’s counsel in connection with this Agreement shall constitute a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 5 are made.

(i) Each Offered Note will be free and clear of any lien, charge or encumbrance (collectively, “Liens”), and upon sale of each Offered Note to the Purchaser, the Purchaser shall have good and marketable title to such Offered Note, free and clear of any Liens.

(j) On the Closing Date, the representations and warranties of the Companies, as applicable, in the Placement Agreements are incorporated herein by reference with the same force and effect as though set forth herein, and are true and correct.

(k) AmeriCredit has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC during the last three years pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). AmeriCredit’s most recent annual report on Form 10-K and each other report, registration statement, proxy statement and other document filed with the SEC during the last three years (the “SEC Documents”) complied at the time of filing (or, if amended, at the time of amendment) in all material respects with the requirements of the Exchange Act, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(l) No representation or warranty of the Companies in the Transaction Documents contains or will contain any untrue statement of a material fact nor do such representations and warranties taken as a whole omit any material statement necessary in order to make the investments decision or to make any material statement contained therein not misleading. To the knowledge of the Companies, there is no fact that has not been disclosed hereunder to the Purchaser that might reasonably be expected to have a material adverse effect (1) on the direct or indirect assets, liabilities, operations, business or conditions (financial or otherwise) of the Companies; or (2) on the ability of the Companies to continue to operate their businesses in substantially the same manner as each business is conducted as of the date hereof.

Section 6. Payment of Expenses.

A. The Companies agree to promptly pay all expenses in connection with this Agreement and the transactions contemplated herein, including, without limitation: (i) the fees and disbursements of Dewey & LeBoeuf LLP, counsel to the Companies, (ii) the fees and disbursements of Greenberg Traurig, P.A. and Seward & Kissel LLP, counsel to the Purchaser, (iii) the fees charged by S&P and Moody’s for rating the Notes, (iv) the due diligence and/or other out-of-pocket expenses incurred by the Purchaser in connection with the structuring of the transactions relating to this Agreement and the preparation of this Agreement in an amount not to exceed $25,000, whether or not the transactions contemplated hereby occur and (v) any fees and expenses that the holders may at any time or from time to time incur in connection with enforcing their rights under any Offered Notes.

B. If any of the Companies requests an amendment to, or waiver, extension or other indulgence under, this Agreement, any out-of-pocket expenses incurred by the Purchaser including legal fees of Purchaser’s counsel shall be paid by the Companies upon demand.

Section 7. Agreements regarding the Offering. (a) The Companies hereby covenant that:

(i) None of the Companies nor any affiliate (as defined in Rule 501(b) of the Securities Act, an “Affiliate”) of a Company shall directly, or through any agent, (i) sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act) that is or will be integrated with the sale of the Offered Notes in a manner that would require the registration under the Securities Act of the Offered Notes or (ii) engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Offered Notes or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(ii) Prior to the Closing Date, the Companies shall extend to the Purchaser the opportunity, to ask questions of, and receive answers from, the Companies concerning the Receivables, the Offered Notes and the terms and conditions of the offering thereof and to obtain any information that the Purchaser may consider necessary in making an informed investment decision or to verify the accuracy of the information set forth in the PPM, to the extent that Companies possess the same or can acquire it without unreasonable effort or expense.

(iii) While any Offered Notes remain outstanding, the Companies will make available, upon request, to the Purchaser and any holder and any prospective purchaser of such Offered Notes the information concerning the Companies specified in Rule 144A(d)(4) under the Securities Act.

The provisions of this Section 7(a) shall remain in full force and effect other than at such times that a registration statement is effective with respect to the Offered Notes.

(b) The Purchaser hereby covenants that (i) on or prior to the Closing Date it will provide the Companies with a signed certificate of an authorized officer of the Purchaser representing certain facts reasonably requested by the Companies to ascertain that the Purchaser is an “accredited investor” (as defined in the Securities Act) and is otherwise eligible to purchase the Offered Notes in the manner described herein and in the PPM and (ii) on or prior to the Pricing Date it will provide the Companies with a signed certificate of an authorized officer of the Purchaser reaffirming the Purchaser’s decision to invest in the Offered Notes following its receipt of the final Preliminary Private Placement Memorandum distributed by the Companies in connection with the offering of the Offered Notes.

Section 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Companies submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Purchaser, or by or on behalf of the Companies and shall survive delivery of any Offered Notes to the Purchaser. The Companies hereby agree, jointly and severally, to indemnify the Purchaser, its affiliates, and each of their directors, officers and employees against all losses, claims, damages, costs, liabilities, penalties, judgments and expenses (including, without limitation, reasonable legal fees) for or on account of or arising out of or relating to or in connection with any breach of this Agreement by a Company, including, without limitation, any breach of any representation or warranty or covenant of a Company herein.

Section 9. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication to:

The Purchaser:	Fairholme Funds Inc.
4400 Biscayne Boulevard, 9th Floor
Miami, Florida 33137
Attn: President
Fax: (305) 358-8002

with copies to:

Greenberg Traurig, P.A.
401 E. Las Olas Blvd., Suite 2000
Fort Lauderdale, Florida 33301
Attn: David C. Peck
Fax: (954) 765-1477

Seward & Kissel LLP
1200 G Street, NW
Suite 350
Washington, DC 20005
Attn: Paul Miller
Fax: (202) 737-5184

The Sponsor:	AmeriCredit Financial Services, Inc.
801 Cherry Street, Suite 3900
Fort Worth, Texas 76102
Attention: Chief Financial Officer
Fax: (817) 302-7915

The Seller:	AFS SenSub Corp.
2265 B Renaissance Drive, Suite 17
Las Vegas, Nevada 89119

c/o AmeriCredit Financial Services, Inc.
801 Cherry Street, Suite 3900
Fort Worth, Texas 76102
Attention: Chief Financial Officer
Fax: (817) 302-7915

Section 10. Parties. This Agreement shall inure to the benefit of and be binding upon the Purchaser and the Companies, and their respective successors or assigns. Nothing expressed or mentioned in this Agreement is intended nor shall it be construed to give any person, firm or corporation, other than the parties hereto and their respective successors, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors (to the extent of their rights as specified herein) and except as provided above for the benefit of no other person, firm or corporation.

Section 11. GOVERNING LAW; WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(b) THE COMPANIES AND THE PURCHASER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN.

(c) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby shall be brought in the United States District Court for the Southern District of New York, or any New York State court, sitting in New York, New York in the Borough of Manhattan, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.

Section 12. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but together they shall constitute but one instrument.

Section 13. Confidentiality. The existence and terms and conditions of this Agreement shall be deemed confidential and the Companies and the Purchaser agree that no disclosure of the transactions contemplated hereby shall be made by them or their respective representatives to any third party without the prior written consent of the other, except as may be required by applicable statute, law, rule or regulation, including, without limitation, any disclosure regarding the foregoing in any filings that are made by any Company or any affiliate of a Company, or by the Purchaser or its affiliates, pursuant to any filings required to be made pursuant to the Exchange Act, in any prospectus, prospectus supplement or registration statement prepared pursuant to the Securities Act, or in any press release announcing entry into this Agreement and related transactions.

Section 14. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of or affect the meaning or interpretation of, this Agreement.

Section 15. Amendments and Waivers. This Agreement may not be amended, supplemented or modified in any manner unless evidenced by a writing executed by the Companies and the Purchaser.

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If the foregoing is in accordance with the Purchaser’s understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Purchaser, the Sponsor and the Seller in accordance with its terms.

Very truly yours,

AMERICREDIT FINANCIAL SERVICES, INC.

By:
Name:
Title:

AFS SENSUB CORP.

By:
Name:
Title:

AMERICREDIT CORP.

By:
Name:
Title:

CONFIRMED AND ACCEPTED, as of the date first above written:

FAIRHOLME FUNDS, INC.

By:
Name:
Title: